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                                                       Deutsche Asset Management
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Equity 500 Index Fund, EAFE(R) Equity Index Fund and US Bond Index Fund
Premier Class

Supplement dated August 15, 2001 to Prospectus dated April 30, 2001

The following replaces the `Core Strategy' in the `Overview ' section for the US Bond Index Fund:

The Fund invests in a statistically selected sample of the securities that comprise the Lehman Bond Index.

The following replaces the last two sentences of `Principal Investments' in the `A Detailed Look' section of the US Bond Index Fund:

At times, the investment advisor may purchase a security not included in the Lehman Bond Index when it is believed to be a cost-efficient way of approximating the Lehman Bond Index's performance, for example, in anticipation of a security being added to the Lehman Bond Index. The Fund may also hold short-term debt securities and money market instruments.

              Please Retain This Supplement for Future Reference

COMBINXPRO(08/01)
CUSIPs:   055924500      05576L874       05576L700




                                                         A Member of the
                                                         Deutsche Bank Group [/]